Bank of America Securities 2025 Financial Services Conference February 11, 2025

22025 Bank of America Financial Services Conference Cautionary Statement Forward-Looking Information This presentation and the associated conference call may include forward‐looking statements by the Company and our authorized officers pertaining to such matters as our goals, beliefs, intentions, and expectations regarding (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to attract, incentivize, and retain key personnel and the roles of key personnel; (g) our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, and our ability to fully and timely implement the risk management programs institutions greater than $100 billion in assets must maintain; (h) the effect on our capital ratios of the approval of certain proposals approved by our shareholders during our 2024 annual meeting of shareholders; (i) the conversion or exchange of shares of the Company’s preferred stock; (j) the payment of dividends on shares of the Company’s capital stock, including adjustments to the amount of dividends payable on shares of the Company’s preferred stock; (k) the availability of equity and dilution of existing equity holders associated with amendments to the 2020 Omnibus Incentive Plan; (l) the effects of the reverse stock split; and (m) transactions relating to the sale of our mortgage business and mortgage warehouse business. Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” "confident," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward‐looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward‐looking statements. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results. Our forward‐looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses, including changes required under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; recent turnover in our Board of Directors and our executive management team; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non‐financial institutions; changes in legislation, regulations, and policies; the imposition of restrictions on our operations by bank regulators; the outcome of pending or threatened litigation, or of investigations or any other matters before regulatory agencies, whether currently existing or commencing in the future; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; our ability to recognize anticipated expense reductions and enhanced efficiencies with respect to our recently announced strategic workforce reduction; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations). More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10‐K/A for the year ended December 31, 2023, Quarterly Report on Forms 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024, and in other SEC reports we file. Our forward‐looking statements may also be subject to other risks and uncertainties, including those we may discuss in this news release, on our conference call, during investor presentations, or in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov. Our Supplemental Use of Non-GAAP Financial Measures This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the Company’s performance and financial condition, and in comparing our performance and financial condition with those of other banks. Such non-GAAP financial measures are supplemental to and are not to be considered in isolation or as a substitute for, measures calculated in accordance with GAAP.

32025 Bank of America Financial Services Conference Flagstar Financial, Inc. Overview $100B Assets $76B Deposits $68B Loans HFI 1.78% Total ACL to LHFI 11.9% CET1 Ratio Branch Footprint • Over 400 branches with strong presence in the Northeast and Midwest and exposure to high growth markets in the Southeast and West Coast Consumer & Small Business • Private Bank high touch single-PoC model • Relationship-focused commercial and corporate banking model, with deep industry expertise Commercial & Private Banking • Multi-family loan portfolio primarily non-luxury, rent-regulated buildings in New York City • CRE includes diversified property types which are primarily income producing Commercial Real Estate Business Verticals

42025 Bank of America Financial Services Conference Multi-Family $32.1 47% C&I $15.4 22% CRE $11.8 17% 1-4 Family $5.2 8% Co-op $2.0 3% Other $1.8 3% Loans and Deposits Overview Total Loans HFI at 12/31/2024 $68.3 Billion Total Deposits at 12/31/2024 $75.9 Billion Well diversified and retail-concentrated deposit base with insured and collateralized deposits representing 83% of total deposits IB Checking $14.3 19% MMA $6.5 8% Savings $14.3 19% CDs $27.3 36% NIB Deposits $13.5 18% Focus on executing strategic plan, including: 1. Continued reduction in CRE exposure 2. Grow commercial and corporate banking, and 3. Grow residential mortgage led by the Private Bank & Retail

Strategic Update

Our Five Areas of Strategic Focus

1 Bolster Management and Talent

- Completed executive management hires
- Meaningfully strengthened the **Company's credit,** risk, compliance, audit, IT, and finance functions
- Investing heavily in the commercial and corporate banking group

2 Ongoing Execution of Operating Plan

- Third consecutive quarter of solid deposit growth in the retail channel and private banking group
- Continue to reduce CRE exposure
- Proactive management of problem loans
- Successfully completed the sale of mortgage warehouse, mortgage servicing/sub-servicing businesses

3 Achievable Capital and Earnings Forecast

- Top quartile CET1 capital ratio of 11.9%; above our long-term target range
- On track to reach profitability by full year 2026 forecast
- Decreased provision for credit losses during the fourth quarter consistent with portfolio clean up
- Significant progress in reducing operating expenses through cost optimization efforts

4 Improve Funding Profile

- Strong liquidity profile of $31.8 billion
- Reduced wholesale borrowings by almost $7 billion, or 34% during the year; now represents 13% of total assets
- Loan-to-deposit ratio of 90%
- Reduced high-cost brokered CDs by $2.5 billion

5 Focus on Credit and Risk Management

- Annual CRE loan review complete
- De-risked the office and multi-family portfolios through charge-offs, payoffs and loan sales
- Maintained a solid ACL coverage ratio of 1.78%
- New classified loan formation has slowed

Long-Term Targets	ROAA : 1%+	ROATCE: 11-12%	CET1 Ratio: 10.5-11.5%

Flagstar Financial, Inc.
2025 Bank of America Financial Services Conference | 5

62025 Bank of America Financial Services Conference Improve Earnings Profile ▪ NIM expansion | downward deposit repricing ▪ Moderating credit costs ▪ Reduce operating expenses(1) by almost $600 million, or 23%, through operational efficiencies Execute on C&I and Private Bank Growth Initiatives ▪ Grow primary bank relationships ▪ Deploy expanded product offerings and capabilities into middle market, corporate, and specialized lending verticals Proactive Management of CRE Portfolio • Continue reduction in CRE concentration • Opportunistic loan sales to reduce NPLs Credit Normalization • Lower NCOs and provision for credit losses • Slowdown of new problem loan formation Management Focus Areas in 2025 2024 Accomplishments (Transitional Year) Assembled a Strong Management Team and Board of Directors Invested in Key Growth and Risk Management Initiatives Strengthened Capital Position and Improved Funding Profile ▪ Increased CET1 ratio over 280 basis points during the year ▪ Significantly reduced wholesale funding and brokered deposits Executed Robust Loan Portfolio Review ▪ Supplemented reserve build with additional charge-offs ▪ Utilized payoffs and loan sales to reduce problem loan exposure Improved Profitability ▪ Executed expense optimization plan ▪ Reduced funding costs Well Positioned in 2025 Due to Significant Accomplishments in 2024 Note: See cautionary statements on page 2 Note 1: Excludes impact from intangible asset amortization and merger-related expenses

Commercial Banking Overview

Commercial Loans

- Commercial, Corporate, & Specialized Industries C&I loans of $7.2 billion at 12/31/2024
- Early signs of success following new hires in these focus areas:
  - Q4'24 new C&I commitments of $620 million and loan outstandings of $372 million, more than double Q3'24 levels
  - Active pipeline of over $467 million
  - Added 27 new relationships since mid-year
- Growth focused in Specialized Industries and Regional Commercial/Corporate Banking segment, where in-market mergers, the exit of SIVB/FRB, and competitor capacity constraints are creating opportunities

Deposits

- Total deposits for Commercial and Private Bank were $22.2 billion with a weighted average cost ("WAC") of 2.29%
- Total Private Bank Deposits: $18.2 billion, up $2.4 billion, or up 15% since March 31, 2024
  - WAC: 2.15%
- Meaningful opportunity to add commercial deposits as high-quality customer relationships are onboarded

Addition of Seasoned Commercial Bankers

- Attracting new talent in areas of market opportunities and growth
- Strong hiring in 2024 across all lines of business and functions
  - Added 54 new hires across commercial banking business and functions since June 2024
  - Plan to add another 100 commercial bankers in 2025
- Hiring seasoned, mid-career bankers from other regional and large banks with a proven track record of successfully building a C&I business

Strategy

- Relationship-focused commercial and corporate banking model, with industry expertise and fast decisioning as key competitive differentiators
- Full scale of products and services, including treasury management, payments, 401(k) advisory, FX, interest rate hedging, loan syndications, and capital markets execution
- National model with focus on middle market and mid-sized corporate companies with annual revenues of $50 million to $5 billion
- Recent hiring in specialized industries focused on sponsor finance, lender finance, healthcare, oil & gas, renewable energy, and sports & entertainment

Flagstar Financial, Inc.
2025 Bank of America Financial Services Conference | 7

82025 Bank of America Financial Services Conference Enterprise Goals Guided by Core Principles of Strength, Stability, and Service Enterprise Goals ▪ Provide exceptional service and traditional and targeted products ▪ Improve stakeholder relationships ▪ Build profitable, lasting customer relationships Create a customer-centric culture that prioritizes valuable relationships ▪ Implement an effective Risk Governance Framework ▪ Prioritize and incentivize risk ownership and accountability ▪ Reduce our risk profile to align with Board Approved Risk Appetite and Regulatory Expectations Establish an effective risk management mindset that supports safe and sound operations ▪ Diversify and fortify the balance sheet ▪ Integrate people, processes, and systems ▪ Prudently allocate financial resources and optimize our cost structure Transform into a top- tier performing, relationship- driven regional bank 1 2 3 These Enterprise Goals Expected to Drive Long Term Profitability and Deliver Shareholder Value

92025 Bank of America Financial Services Conference ($ in millions, except per share data) 2024 Flagstar Forecast 2024 Actuals Status Diluted Core EPS(1) ($3.10 – 3.00) ($2.66) ✓ Efficiency Ratio(2) 95 – 100% 94% ✓ CET1 Ratio 10.75 – 11.00% 11.86% ✓ TBV Per Share(3) $17.50 – 18.00 $17.36 ✓ Net Interest Income $2,150 – 2,200 $2,152 ✓ Net Interest Margin 1.90 – 2.00% 1.95% ✓ Provision for Loan Losses $1,100 – 1,200 $1,055 ✓ Noninterest Income $425 – 450(1) $453 ✓ Noninterest Expense(2) $2,450 – 2,500 $2,444 ✓ Tax Rate ~18% 19% ✓ 2024 Forecast vs Actuals Note 1: Excludes impact from bargain purchase gain, certain items related to the sale of the mortgage warehouse , servicing and TPO businesses, impairment costs, severance, and merger-related expenses Note 2: Excludes impact from bargain purchase gain, certain items related to the sale of the mortgage warehouse , servicing and TPO businesses, impairment costs, severance, merger-related expenses, and intangible asset amortization Note 3: Excludes warrants Achieved outlook except TBV/sh due to impact of AOCI from change in rate curve

102025 Bank of America Financial Services Conference 2025 2026 2027 Diluted Core EPS(1) ($0.25 - $0.30) $0.75 – $0.80 $2.10 –$2.20 Efficiency Ratio(2) 85 – 90% 65 – 70% ~50% CET1 Ratio 10.50 – 11.00% 10.00 – 10.50% 10.25 – 10.75% ROAA NM 0.30 – 0.40% 0.90 – 1.00% ROATCE NM 4.50 – 5.00% 12.50 – 12.75% TBV Per Share(3) $17.00 – $17.50 $18.00 – $18.50 $20.75 – $21.25 Forecast 2025 - 2027 Note: See cautionary statements on page 2 Note 1: Excludes impact from bargain purchase gain, gain on sale of mortgage servicing, and merger-related expenses Note 2: Excludes impact from bargain purchase gain, gain on sale of mortgage servicing, intangible asset amortization, and merger-related expenses Note 3: Excludes warrants ($ in millions, except per share data) 2025 2026 2027 Net Interest Income $1,875 – $1,925 $2,350 – $2,400 $2,900 – $3,000 Net Interest Margin 1.95 – 2.05% 2.40 – 2.60% 2.80 – 2.90% Provision for Loan Losses $225 – $275 $200 – $250 $150 - $200 Noninterest Income $280 – $320 $325 – $365 $410 – $450 Noninterest Expense(2) $1,900 – $1,950 $1,850 – $1,900 $1,650 – $1,700 Tax Rate (32)% ~33% ~28%

112025 Bank of America Financial Services Conference Investment Profile ◼ FLG currently trades at approximately 0.73x of tangible book value, compared to 1.86x or Category IV banks and 1.78x for banks with assets between $50 - $100 billion ◼ Q4’24 TBV Per Share: $17.36 ◼ Q4’24 TBV: $7.2 billion ◼ As we successfully execute on our strategic plan over time to transform into a diversified, high-performing regional bank, this valuation gap we believe will close ◼ FLG has multiple levers to narrow this valuation gap: — Diversify the loan portfolio — Increase core, relationship-based deposits — Increase the level of income generated from fee-based business — Rationalize our cost structure Source: S&P Capital IQ Pro. Note: Market data as of 2/6/2025